EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2002

--------------------------------------------------------------------------------
This Prospectus describes one (1) Portfolio offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of the Portfolio. The Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.




                          INTERNATIONAL STOCK PORTFOLIO
                          -----------------------------

                            EQ/Alliance International





--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Version 16





                                                               EQ Advisors Trust

Overview

--------------------------------------------------------------------------------
EQ ADVISORS TRUST

EQ Advisors Trust (the "Trust") is a family of thirty-nine (39) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of one (1) of the Trust's Portfolios. The Portfolio is diversified. Information on the Portfolio, including the investment objective, investment strategies and investment risks can be found on the pages following this Overview.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), Equitable of Colorado, Inc. ("EOC"), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolio that is available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable, through its AXA Funds Management Group unit (the "Manager"), is the investment manager to the Portfolio. The day-to-day portfolio management of the Portfolio is provided by an investment sub-adviser (the "Adviser"). Information regarding the Manager and the Adviser is included under "Management of the Trust" and "About the Investment Portfolio" in this Prospectus. The Manager may allocate the Portfolio's assets to additional Advisers subject to approval of the Trust's Board of Trustees. In addition, the Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the "Multi-Manager Order"). In such circumstances, shareholders would receive notice of such action.

An investment in the Portfolio is not the deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Portfolio, be sure to read all risk disclosures carefully before investing.


2  OVERVIEW                                                    EQ Advisors Trust

Table of contents

--------------------------------------------------------------------------------

1. SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST       4
--------------------------------------------------------------

2. ABOUT THE INVESTMENT PORTFOLIO                         5
--------------------------------------------------------------
   INTERNATIONAL STOCK PORTFOLIO                          6
     EQ/Alliance International                            6

3. MORE INFORMATION ON PRINCIPAL RISKS                    8
--------------------------------------------------------------

4. MANAGEMENT OF THE TRUST                               10
--------------------------------------------------------------
   The Trust                                             10
   The Manager                                           10
   Management Fees                                       10

5. FUND DISTRIBUTION ARRANGEMENTS                        11
--------------------------------------------------------------

6. PURCHASE AND REDEMPTION                               12
--------------------------------------------------------------

7. HOW ASSETS ARE VALUED                                 13
--------------------------------------------------------------

8. TAX INFORMATION                                       14
--------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS                                  15
--------------------------------------------------------------





EQ Advisors                                                 TABLE OF CONTENTS  3

1. Summary information concerning EQ Advisors Trust

--------------------------------------------------------------------------------
The following chart highlights one (1) Portfolio described in this Prospectus that you can choose as an investment alternative under your Contracts offered by Equitable or EOC. The chart and accompanying information identify the Portfolio's investment objective, principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 8.

---------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                           INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL                                           Seeks long-term growth of capital

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                     PRINCIPAL RISKS
---------------------------------------------------------------------------------------------------------------------------
Equity securities selected principally to permit participation      General investment, equity, foreign securities, growth
in non-U.S. companies with prospects for growth                     investing, value investing, and derivatives risks
---------------------------------------------------------------------------------------------------------------------------



4  SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST            EQ Advisors Trust

2. About the investment portfolio

--------------------------------------------------------------------------------
This section of the Prospectus provides a more complete description of the principal investment objective, strategies, and risks of the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

o A fuller description of the principal risks is included in the section "More Information on Principal Risks," which follows the description of the Portfolio in this section of the Prospectus.

o Additional information concerning the Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

The Portfolio is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: The value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

SECURITY SELECTION RISK: The specific securities selected by a Portfolio's Adviser may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.


THE BENCHMARK

The performance of the Trust's Portfolio as shown on the following pages compares the Portfolio's performance to that of a broad-based securities market index with similar investment objectives. The Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.



EQ Advisors Trust                              ABOUT THE INVESTMENT PORTFOLIO  5

INTERNATIONAL STOCK PORTFOLIO


EQ/ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The growth portion of the Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index (Europe, Australia and the Far
East) and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.

 -----------------------------------------------------------------------------
  These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.
 -----------------------------------------------------------------------------

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

   o Derivatives Risk

   o Equity Risk

   o Foreign Securities Risk

       Emerging Market Risk

   o Growth Investing Risk

   o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.



6  ABOUT THE INVESTMENT PORTFOLIO                              EQ Advisors Trust

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


                  1997 ...........................  -2.98%
                  1998 ...........................   10.6%
                  1999 ...........................  37.31%
                  2000 ........................... -22.77%
                  2001 ........................... -22.88%


--------------------------------------------------------------------------------
Best quarter (% and time period)            Worst quarter (% and time period)
25.49% (1999 4th Quarter)                   (16.32)% (2001 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                   SINCE
                                 ONE YEAR       FIVE YEARS       INCEPTION
--------------------------------------------------------------------------------
EQ/Alliance International
  Portfolio -- Class IA
  Shares                         (22.88)%         (2.60)%          1.03%
--------------------------------------------------------------------------------
MSCI EAFE Index*                 (21.44)%          0.89%           2.87%
--------------------------------------------------------------------------------
* For more information on this index, see the preceding section "The Benchmark."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit ("Bernstein"). This team approach pairs the growth expertise of Alliance Capital with the highly regarded members of its Value Investment Policy Group. SANDRA YEAGER has been responsible for the day-to day management of the growth portion of the Portfolio and its predecessor since January 1999. Ms. Yeager, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. The Value Investment Policy Group is comprised of key senior investment professionals of Bernstein and it has been responsible for day-to-day management of the value portion of the Portfolio since September 1, 2001.


EQ Advisors Trust                             ABOUT THE INVESTMENT PORTFOLIO  7

3. More information on principal risks

--------------------------------------------------------------------------------
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio's shares may be affected by the Portfolio's investment objective, principal investment strategies and particular risk factors. Consequently, the Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolio are discussed below. However, other factors may also affect the Portfolio's net asset value.

There is no guarantee that the Portfolio will achieve its investment objective or that it will not lose principal value.

GENERAL INVESTMENT RISKS: The Portfolio is subject to the following risks:

     ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which the Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

     MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

     SECURITY SELECTION RISK: The Adviser for the Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective and investment strategies. There is the possibility that the specific securities held by the Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolio," the Portfolio may also be subject to the following risks:

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Portfolio uses a derivative security for purposes other than as a hedge, the Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

     FUTURES AND OPTIONS RISK: To the extent the Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK: To the extent that the Portfolio invests a substantial amount of its assets in fixed income securities, the Portfolio may be subject to the following risks:

     CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Portfolio may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

     INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Portfolio holding a significant portion of its assets in fixed income securities with long term maturities.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic


8  MORE INFORMATION ON PRINCIPAL RISKS                         EQ Advisors Trust
markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result if the Portfolio invests in emerging market countries it may be required to establish special custody or other arrangements before investing.

     GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. The Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. The Portfolio may be more susceptible to some of these risks than others, as noted in the description of the Portfolio.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


EQ Advisors Trust                         MORE INFORMATION ON PRINCIPAL RISKS  9

4. Management of the Trust

--------------------------------------------------------------------------------
This section gives you information on the Trust, the Manager and the Adviser for the Portfolio. More detailed information concerning the Adviser and portfolio manager is included in the description for the Portfolio in the section "About The Investment Portfolio."


THE TRUST

The Trust is organized as a Delaware business trust and is registered with the SEC as an open-end management investment company. The Trust's Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to determine whether its investment activities remain consistent with the Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager has access to detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Trust's Board of Trustees. The Manager also has discretion to allocate each Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust's Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.


MANAGEMENT FEES

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio's average daily net assets) that the Manager received in 2001 for managing the Portfolio and the rate of the management fees waived by the Manager in 2001 in accordance with the provisions of the Expense Limitation Agreement.


MANAGEMENT FEES PAID BY THE PORTFOLIO IN 2001

--------------------------------------------------------------------------------
                                                            RATE OF
                                                              FEES
                                                             WAIVED
                                       ANNUAL                 AND
                                        RATE                EXPENSES
PORTFOLIO                             RECEIVED             REIMBURSED
--------------------------------------------------------------------------------
EQ/Alliance International               0.85%                 0.00%
--------------------------------------------------------------------------------

The Adviser is paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. For certain administrative services, in addition to the management fee, the Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for the Portfolio and an additional $30,000 per portion of the Portfolio allocated to a separate Adviser in a discrete style.


10  MANAGEMENT OF THE TRUST                                   EQ Advisors Trust

5. Fund distribution arrangements

--------------------------------------------------------------------------------
The Trust offers Class IA shares on behalf of the Portfolio offered by this Prospectus. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA shares. AXA Distributors, LLC ("AXA
Distributors") serves as the other distributor for the Class IA shares. The Class IA shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.









EQ Advisors Trust                            FUND DISTRIBUTION ARRANGEMENTS   11

6. Purchase and redemption

--------------------------------------------------------------------------------
All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of Equitable.

The Portfolio is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Portfolio. These kinds of strategies and transfer activities are disruptive to the Portfolio. If we determine that your transfer patterns among the Portfolio are disruptive to the Portfolio, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) the Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolio.





12  PURCHASE AND REDEMPTION                                    EQ Advisors Trust

7. How assets are valued

--------------------------------------------------------------------------------
"Net asset value" is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:


  --------------------------------------------------------------------------
                       TOTAL MARKET VALUE      CASH AND
                          OF SECURITIES   +  OTHER ASSETS  -  LIABILITIES
  NET ASSET VALUE = --------------------------------------------------------
                                NUMBER OF OUTSTANDING SHARES
  --------------------------------------------------------------------------


The net asset value of Portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

o A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

o EQUITY SECURITIES - most recent sales price or if there is no sale, latest available bid price.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

o  SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange.

o OPTIONS - last sales price or, if not available, previous day's sales price. However, if the bid price is higher or the asked price is lower than the previous day's last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

o FUTURES - last sales price or, if there is no sale, latest available bid price.

o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for the Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect the Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values as of the time of pricing.



EQ Advisor Trust                                       HOW ASSETS ARE VALUED  13

8. Tax information

--------------------------------------------------------------------------------
The Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. The Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and the Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio. Also, if the Portfolio invests in foreign securities or holds foreign currencies it could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for the Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If the Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.






14  TAX INFORMATION                                            EQ Advisors Trust

9. Financial Highlights

--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the financial performance for the Trust's EQ/Alliance International Portfolios Class IA shares. The financial information in the table below is for the past five (5) years. The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2001 appears in the Trust's Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/ALLIANCE INTERNATIONAL PORTFOLIO(D):

                                                                          CLASS IA
                                           ------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------------------
                                               2001          2000           1999          1998            1997
                                           ------------  -------------  ------------  -------------  --------------
Net asset value, beginning of period.....    $ 10.62       $ 15.03         $11.13        $10.27          $11.50
                                             -------       -------         ------        ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........       0.02         (0.01)          0.08          0.09            0.10
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.........................      (2.42)        (3.33)          4.07          0.97           (0.45)
                                             -------       -------         ------        ------          ------
  Total from investment operations.......      (2.40)        (3.34)          4.15          1.06           (0.35)
                                             -------       -------         ------        ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income...          -         (0.05)             -         (0.20)          (0.32)
  Distributions from realized gains......      (0.19)        (1.02)         (0.25)            -           (0.56)
                                             -------       -------         ------        ------          ------
  Total dividends and distributions......      (0.19)        (1.07)         (0.25)        (0.20)          (0.88)
                                             -------       -------         ------        ------          ------
Net asset value, end of period...........    $  8.03       $ 10.62         $15.03        $11.13          $10.27
                                             =======       =======         ======        ======          ======
Total return ............................     (22.88)%      (22.77)%        37.31%        10.57%          (2.98)%
                                             =======       =======         ======        ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)........   $167,610      $228,325       $268,541      $204,767        $190,611
Ratio of expenses to average net assets..       1.10%         1.16%(c)       1.08%         1.06%           1.08%
Ratio of net investment income (loss) to
  average net assets ....................       0.17%        (0.03)%(c       0.70%         0.81%           0.83%
Portfolio turnover rate .................         77%           80%           152%           59%             59%


                                                                                    CLASS IB
                                           ------------------------------------------------------------------------
                                                                                                         MAY 1,
                                                                  YEAR ENDED DECEMBER 31,               1997* TO
                                           --------------------------------------------------------   DECEMBER 31,
                                               2001          2000           1999          1998            1997
                                           ------------  -------------  ------------  -------------  --------------
Net asset value, beginning of period ....    $ 10.55       $ 14.96         $11.11        $10.26          $11.39
                                             -------       -------         ------        ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........          -#        (0.01)          0.04          0.05            0.02
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ........................      (2.42)        (3.33)          4.06          0.98           (0.31)
                                             -------       -------         ------        ------          ------
  Total from investment operations ......      (2.42)        (3.34)          4.10          1.03           (0.29)
                                             -------       -------         ------        ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..          -         (0.05)             -         (0.18)          (0.28)
  Distributions from realized gains .....      (0.19)        (1.02)         (0.25)            -           (0.56)
                                             -------       -------         ------        ------          ------
  Total dividends and distributions .....      (0.19)        (1.07)         (0.25)        (0.18)          (0.84)
                                             -------       -------         ------        ------          ------
Net asset value, end of period ..........    $  7.94       $ 10.55         $14.96        $11.11          $10.26
                                             =======       =======         ======        ======          ======
Total return ............................     (23.23)%      (22.86)%        36.90%        10.30%          (2.54)%(b)
                                             =======       =======         ======        ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......    $36,054       $37,171        $18,977        $7,543          $3,286
Ratio of expenses to average net assets..       1.35%         1.41%(c)       1.33%         1.31%           1.38%(a)
Ratio of net investment income (loss) to
  average net assets ....................      (0.08)%       (0.28)%(c)      0.36%         0.44%           0.20%(a)
Portfolio turnover rate .................         77%           80%           152%           59%             59%

---------
*     Commencement of Operations
#     Per share amount is less than $0.01.
(a)   Annualized
(b)   Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

EQ Advisors Trust                                       FINANCIAL HIGHLIGHTS  15

--------------------------------------------------------------------------------
If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2002, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953